Execution Copy

AMENDMENT No. 4 to TRUST AGREEMENT

This Amendment No. 4 (this “Amendment”), dated as of October 1, 2011, is entered into by and among Bluegreen Timeshare Finance Corporation I (as “Depositor” and “Residual Interest Holder”), GSS Holdings, Inc. (as “Trust Owner”) and Wilmington Trust Company (as “Owner Trustee”, and together with the Depositor, the Residual Interest Owner and the Trust Owner, the “Trust Parties”) and relates to that certain Trust Agreement, dated as of May 5, 2006, by and among the Trust Parties (as amended by that certain Amendment No. 1, dated as of March 1, 2008 and Amendment No. 2, dated as of June 1, 2009, by and among the Trust Parties, and as thereafter amended, the “Trust Agreement”).

RECITALS

WHEREAS, the Trust Parties desire to incorporate the fourth amended and restated standard definitions attached hereto as Exhibit A (the “Fourth Amended and Restated Standard Definitions”) into the Trust Agreement.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.01 Amendment to Trust Agreement.

(a) The Trust Parties hereby agree that the “Third Amended and Restated Standard Definitions” attached to the Trust Agreement as Exhibit A shall be replaced with the Fourth Amended and Restated Standard Definitions.

Section 2.01. Counterparts.

This Amendment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof and deemed an original.

Section 2.02. Governing Law.

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF DELAWARE AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES AND THE REQUIRED PURCHASER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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Section 2.03. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 2.04. Continuing Effect.

Except as expressly amended hereby, the Trust Agreement shall continue in full force and effect in accordance with the provisions thereof and the Trust Agreement is in all respects hereby ratified, confirmed and preserved.

Section 2.05. Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 2.06. Direction to the Owner Trustee.

By its execution hereof, the Depositor hereby authorizes and directs the Owner Trustee to execute, deliver and perform this Amendment and any and all other documents, instruments and agreements, and to take any and all other action which may be necessary or convenient to effect the transactions contemplated hereby.

[Signature page to follow]

Execution Copy

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers.

BLUEGREEN TIMESHARE FINANCE

CORPORATION I

By:_______________________________

Name: Allan J. Herz

Title: President and Assistant Treasurer

BXG TIMESHARE TRUST I,

By: Wilmington Trust Company, not in its

       individual capacity, but solely as

       Owner Trustee

By:_______________________________

Name:

Title:

WILMINGTON TRUST COMPANY, not in its

individual capacity but solely as Owner Trustee

By: _______________________________

Name:

Title:

GSS HOLDINGS, INC.

By:_______________________________

Name:

Title:

Execution Copy

Pursuant to Section 11.01 of the Trust Agreement, the undersigned hereby consents to this Amendment.

U.S. BANK NATIONAL ASSOCIATION, as

Indenture Trustee

By:_______________________________

Name:

Title:

BRANCH BANKING AND TRUST COMPANY,

as Agent, representing 100% of the Outstanding

Note Balance of each Class of Notes

By:_______________________________

Name:

Title:

Execution Copy

Exhibit A

Fourth Amended and Restated Standard Definitions